IVA FUNDS

Supplement dated November 29, 2011 to the Prospectus dated January 1, 2011 for the IVA Worldwide Fund and IVA International Fund (each a “Fund” and, together, the “Funds”)

The following information replaces information contained in the section of the Funds’ Prospectus entitled “SHAREHOLDER INFORMATION – Investment Options – Class A, Class C and Class I Shares”

Class I Shares

• You do not pay an initial sales charge when you buy Class I shares. The full amount of your purchase payment is invested initially.

• The minimum may be waived for Class I shares for sponsors of 401(k) plans, wrap fee programs and omnibus accounts if approved by the Adviser and/or its affiliates and/or the Distributor.

• Class I shares are not subject to 12b-1 fees. Therefore, Class I shareholders normally pay lower annual expenses and receive higher dividends than Class A and Class C shareholders.

• Employees and partners of the Adviser, as well as family members thereof, are not subject to the minimum initial investment of $1,000,000.

• A redemption fee of 2.00% will generally apply to any shares that are exchanged or redeemed within 30 days after their acquisition (including acquisition by exchange). Please see “Redeeming Your Shares” for details.

• Class I shares are sold primarily to: (i) investors purchasing through a wrap fee program with their investment adviser or a broker dealer; (ii) investors purchasing through a 401(k) plan in which they participate; (iii) employees and partners of the Adviser, as well as family members thereof; or, (iv) certain institutional investors, through direct purchases with the Distributor in quantities of $1 million or more.

The following information replaces information contained in the section of the Funds’ Prospectus entitled “SHAREHOLDER INFORMATION – Conversion of Shares”

Conversion of Shares

If your account is eligible, you may be able to convert Class A shares of either Fund into Class I shares of the same Fund if (1) your Class A shares in a Fund have an aggregate value of $1,000,000 or more or (2) your Class A shares in a Fund are not subject to the Class I share minimum of $1,000,000 (as defined in “Investment Options–Class A, Class C and Class I Shares–Class I Shares”).  Conversions of Class A shares to Class I shares will be subject to a CDSC if the conversion takes place within 18 months of purchase and a “finder’s fee” was paid to your dealer of record. You also may convert Class C shares of either Fund into Class A or Class I shares of the same Fund, provided that such conversion is taking place in a wrap fee program. Only Class C shares held that are not subject to a CDSC may be converted. Such conversions will take place at net asset value and shall not result in the recognition of gain or loss for federal income tax purposes. This is not an automatic change. You must contact your financial representative. Share conversion privileges may not be available for all accounts and may not be offered at all dealers or financial intermediaries. For additional information concerning conversions, or to initiate a conversion, contact your dealer, financial intermediary or the Funds at (866) 941-4482.

Please retain this supplement for future reference.